Exhibit 99.2

Quarterly Financial Supplement - 4Q2019*

* Historical information has been revised to reflect changes we are making to our segment structure based on the way management views the Company's operations when making operating decisions and assessing performance. These revisions will be reflected in our financial reports beginning in the first quarter of 2020. All periods included in this financial supplement have been revised to conform to the new reporting structure.

February 26, 2020

CNO FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEET
(Dollars in millions)
(Unaudited)

	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19
Assets
Investments:
Fixed maturities, available for sale, at fair value	$22,375.5	$22,080.9	$18,512.4	$18,447.7	$19,468.4	$20,437.2	$21,089.2	$21,295.2
Equity securities at fair value	498.7	366.1	335.5	291.0	40.8	38.8	39.3	44.1
Mortgage loans	1,601.2	1,649.4	1,680.6	1,602.1	1,626.1	1,596.5	1,561.7	1,566.1
Policy loans	116.0	116.0	117.4	119.7	121.3	121.6	122.8	124.5
Trading securities	289.6	254.2	239.0	233.1	237.9	248.3	247.3	243.9
Investments held by variable interest entities	1,583.9	1,543.3	1,550.5	1,468.4	1,241.4	1,215.2	1,204.2	1,188.6
Other invested assets	951.1	946.0	920.0	833.4	943.3	1,018.8	1,070.9	1,118.5
Total investments	27,416.0	26,955.9	23,355.4	22,995.4	23,679.2	24,676.4	25,335.4	25,580.9
Cash and cash equivalents - unrestricted	610.8	639.3	539.2	594.2	621.6	557.4	760.3	580.0
Cash and cash equivalents held by variable interest entities	115.6	106.4	56.4	62.4	69.7	50.5	61.7	74.7
Accrued investment income	268.1	252.5	224.7	205.2	214.8	211.2	212.7	205.9
Present value of future profits	350.4	345.5	351.6	343.6	333.6	299.3	284.0	275.4
Deferred acquisition costs	1,083.6	1,237.4	1,291.1	1,322.5	1,289.1	1,253.2	1,138.8	1,215.5
Reinsurance receivables	2,153.5	2,127.4	4,946.3	4,925.4	4,879.7	4,829.4	4,802.4	4,785.7
Income tax assets, net	450.4	484.8	577.8	630.0	479.9	348.3	241.5	432.6
Assets held in separate accounts	4.7	4.8	5.1	4.4	4.9	4.9	4.2	4.2
Other assets	356.0	318.2	299.6	356.7	741.9	485.4	438.8	476.0
Total assets	$32,809.1	$32,472.2	$31,647.2	$31,439.8	$32,314.4	$32,716.0	$33,279.8	$33,630.9
Liabilities
Liabilities for insurance products:
Policyholder account liabilities	$11,328.7	$11,401.1	$11,492.7	$11,522.8	$11,676.9	$11,851.4	$11,998.9	$12,132.3
Future policy benefits	11,238.0	11,217.1	11,097.5	11,153.7	11,234.2	11,314.3	11,423.2	11,498.5
Liability for policy and contract claims	509.1	499.5	513.4	521.9	521.0	517.8	508.9	522.3
Unearned and advanced premiums	270.3	260.5	249.2	253.9	255.9	248.1	242.8	260.5
Liabilities related to separate accounts	4.7	4.8	5.1	4.4	4.9	4.9	4.2	4.2
Other liabilities	869.0	654.2	689.5	632.4	804.0	740.2	762.0	750.2
Investment borrowings	1,646.5	1,646.3	1,646.1	1,645.8	1,645.5	1,645.2	1,644.8	1,644.3
Borrowings related to variable interest entities	1,410.5	1,418.1	1,417.6	1,417.2	1,416.8	1,153.6	1,153.0	1,152.5
Notes payable - direct corporate obligations	915.1	915.7	916.2	916.8	917.3	988.3	988.7	989.1
Total liabilities	28,191.9	28,017.3	28,027.3	28,068.9	28,476.5	28,463.8	28,726.5	28,953.9
Shareholders' equity
Common stock	1.6	1.6	1.6	1.6	1.6	1.6	1.5	1.5
Additional paid-in capital	3,075.6	3,021.9	3,030.0	2,995.0	2,952.2	2,903.2	2,834.6	2,767.3
Retained earnings	645.7	731.2	184.8	196.6	229.2	249.2	274.3	535.7
Total shareholders' equity before accumulated other comprehensive income	3,722.9	3,754.7	3,216.4	3,193.2	3,183.0	3,154.0	3,110.4	3,304.5
Accumulated other comprehensive income	894.3	700.2	403.5	177.7	654.9	1,098.2	1,442.9	1,372.5
Total shareholders' equity	4,617.2	4,454.9	3,619.9	3,370.9	3,837.9	4,252.2	4,553.3	4,677.0
Total liabilities and shareholders' equity	$32,809.1	$32,472.2	$31,647.2	$31,439.8	$32,314.4	$32,716.0	$33,279.8	$33,630.9

	Mar-18	Jun-18	Sep-18	Dec-18	Mar-19	Jun-19	Sep-19	Dec-19

Book value per common share	$27.59	$27.09	$21.99	$20.78	$23.99	$27.12	$29.92	$31.58

Book value per common share, excluding accumulated other comprehensive income (1) (2)	$22.25	$22.83	$19.54	$19.69	$19.90	$20.12	$20.44	$22.32

Book value per diluted share (1) (3)	$21.94	$22.62	$19.28	$19.52	$19.76	$20.00	$20.30	$22.09

CNO FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Revenues
Insurance policy income	$659.9	$659.8	$656.9	$616.5	$2,593.1	$619.3	$618.3	$620.0	$623.2	$2,480.8
Net investment income:
General account assets	329.1	328.2	332.0	290.4	1,279.7	270.6	286.7	275.9	272.0	1,105.2
Policyholder and other special-purpose portfolios	12.8	35.7	85.8	(107.8)	26.5	85.2	47.8	23.6	101.1	257.7
Realized investment gains (losses):
Net realized gains on the transfer of assets related to reinsurance transaction	—	—	363.4	—	363.4	—	—	—	—	—
Other net realized investment gains (losses), excluding impairment losses	(15.2)	11.0	33.3	(37.8)	(8.7)	18.3	5.3	5.7	11.3	40.6
Other-than-temporary impairments:
Total other-than-temporary impairment losses	—	—	(2.1)	(0.5)	(2.6)	(2.2)	—	(3.4)	(6.8)	(12.4)
Change in other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	—	—	—	—	—	—	—	—	—
Net impairment losses recognized	—	—	(2.1)	(0.5)	(2.6)	(2.2)	—	(3.4)	(6.8)	(12.4)
Total realized gains (losses)	(15.2)	11.0	394.6	(38.3)	352.1	16.1	5.3	2.3	4.5	28.2
Fee revenue and other income	21.2	11.6	11.9	17.4	62.1	31.8	21.7	22.2	68.2	143.9
Total revenues	1,007.8	1,046.3	1,481.2	778.2	4,313.5	1,023.0	979.8	944.0	1,069.0	4,015.8

Benefits and expenses
Insurance policy benefits	586.6	618.2	646.9	426.9	2,278.6	623.5	610.4	582.8	600.3	2,417.0
Loss related to reinsurance transaction	—	—	1,067.6	—	1,067.6	—	—	—	—	—
Interest expense	33.6	37.7	38.8	39.7	149.8	41.0	38.6	37.5	35.2	152.3
Amortization	71.9	61.0	62.4	69.0	264.3	58.2	46.2	51.6	76.1	232.1
Loss on extinguishment of debt	—	—	—	—	—	—	7.3	—	—	7.3
Loss on extinguishment of borrowings related to variable interest entities	—	3.8	—	—	3.8	—	—	—	—	—
Other operating costs and expenses	207.6	195.8	205.3	205.5	814.2	234.7	229.6	218.6	250.0	932.9
Total benefits and expenses	899.7	916.5	2,021.0	741.1	4,578.3	957.4	932.1	890.5	961.6	3,741.6

Income (loss) before income taxes	108.1	129.8	(539.8)	37.1	(264.8)	65.6	47.7	53.5	107.4	274.2
Income tax expense (benefit) on period income (loss)	23.8	27.6	(114.8)	5.8	(57.6)	13.8	10.1	11.5	23.1	58.5
Valuation allowance for deferred tax assets and other tax items	—	—	104.8	3.0	107.8	—	—	—	(193.7)	(193.7)
Net income (loss)	$84.3	$102.2	$(529.8)	$28.3	$(315.0)	$51.8	$37.6	$42.0	$278.0	$409.4

CNO FINANCIAL GROUP, INC.
FINANCIAL SUMMARY
(Dollars in millions, except per share data)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Insurance product margin (4)
Annuity margin	$53.2	$60.4	$64.9	$53.9	$232.4	$60.2	$61.9	$61.4	$66.2	$249.7
Health margin	89.3	90.2	86.9	88.2	354.6	88.5	87.7	86.3	88.1	350.6
Life margin	48.3	57.2	64.7	62.1	232.3	50.1	58.6	61.2	53.3	223.2
Long-term care margin	13.4	14.3	6.9	11.9	46.5	13.4	14.0	14.3	16.0	57.7
Total insurance product margin	204.2	222.1	223.4	216.1	865.8	212.2	222.2	223.2	223.6	881.2
Allocated expenses	(125.1)	(129.9)	(126.3)	(139.8)	(521.1)	(135.9)	(135.2)	(131.3)	(140.6)	(543.0)
Income from insurance products (5)	79.1	92.2	97.1	76.3	344.7	76.3	87.0	91.9	83.0	338.2
Ceded long-term care block (13)	12.0	5.4	2.1	—	19.5	—	—	—	—	—
Fee income	1.1	3.8	2.8	2.8	10.5	4.4	4.4	3.0	11.7	23.5
Investment income not allocated to product lines (8)	21.8	24.7	30.6	10.7	87.8	20.8	25.2	11.2	2.8	60.0
Expenses not allocated to product lines	(19.1)	(22.0)	(23.6)	(16.6)	(81.3)	(18.1)	(19.9)	(18.2)	2.8	(53.4)
Operating earnings before taxes	94.9	104.1	109.0	73.2	381.2	83.4	96.7	87.9	100.3	368.3
Income tax expense on operating income	(21.0)	(22.2)	(21.5)	(13.4)	(78.1)	(17.6)	(20.3)	(18.7)	(21.7)	(78.3)
Net operating income (9)	73.9	81.9	87.5	59.8	303.1	65.8	76.4	69.2	78.6	290.0
Net realized gains/losses from sales and impairments (net of related amortization)	0.5	10.9	37.0	(10.5)	37.9	(0.7)	(1.7)	(2.6)	7.1	2.1
Net change in market value of investments recognized in earnings	(15.7)	(0.3)	(5.3)	(27.5)	(48.8)	16.6	6.8	4.7	(2.6)	25.5
Fair value changes related to agent deferred compensation plan	—	11.0	—	0.9	11.9	(5.3)	(11.6)	(6.0)	2.5	(20.4)
Fair value changes in embedded derivative liabilities (net of related amortization)	25.1	8.3	22.9	(0.8)	55.5	(29.6)	(35.9)	(29.3)	13.4	(81.4)
Loss related to reinsurance transaction	—	—	(704.2)	—	(704.2)	—	—	—	—	—
Loss on extinguishment of debt	—	—	—	—	—	—	(7.3)	—	—	(7.3)
Other	3.3	(4.2)	0.8	1.8	1.7	1.2	0.7	(1.2)	(13.3)	(12.6)
Net non-operating income (loss) before taxes	13.2	25.7	(648.8)	(36.1)	(646.0)	(17.8)	(49.0)	(34.4)	7.1	(94.1)
Income tax expense (benefit) on non-operating income (loss)	2.8	5.4	(136.3)	(7.6)	(135.7)	(3.8)	(10.2)	(7.2)	1.4	(19.8)
Valuation allowance for deferred tax assets and other tax items	—	—	104.8	3.0	107.8	—	—	—	(193.7)	(193.7)
Net non-operating income (loss)	10.4	20.3	(617.3)	(31.5)	(618.1)	(14.0)	(38.8)	(27.2)	199.4	119.4
Net income (loss)	$84.3	$102.2	$(529.8)	$28.3	$(315.0)	$51.8	$37.6	$42.0	$278.0	$409.4
Per diluted share
Net operating income	$0.44	$0.49	$0.53	$0.36	$1.83	$0.41	$0.48	$0.45	$0.52	$1.85
Net non-operating income (loss)	0.06	0.12	(3.75)	(0.19)	(3.73)	(0.09)	(0.24)	(0.18)	1.32	0.76
Net income (loss)	$0.50	$0.61	$(3.22)	$0.17	$(1.90)	$0.32	$0.24	$0.27	$1.84	$2.61

CNO FINANCIAL GROUP, INC.
Insurance Operations
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Insurance product margin (4)
Annuity:
Insurance policy income	$5.1	$5.0	$4.6	$5.2	$19.9	$6.6	$4.2	$5.1	$5.2	$21.1
Net investment income (5) (6)	116.9	117.6	119.1	120.5	474.1	119.8	119.5	121.7	123.0	484.0
Insurance policy benefits	(19.4)	(9.5)	(6.5)	(1.7)	(37.1)	(7.9)	(5.1)	(7.3)	7.5	(12.8)
Interest credited (6)	(35.9)	(38.5)	(38.7)	(42.5)	(155.6)	(43.2)	(41.6)	(42.0)	(40.1)	(166.9)
Amortization and non-deferred commissions	(13.5)	(14.2)	(13.6)	(27.6)	(68.9)	(15.1)	(15.1)	(16.1)	(29.4)	(75.7)
Annuity margin	53.2	60.4	64.9	53.9	232.4	60.2	61.9	61.4	66.2	249.7
Health:
Insurance policy income	357.0	356.6	356.4	358.2	1,428.2	358.2	358.1	358.1	359.0	1,433.4
Net investment income (5)	45.0	45.3	45.5	45.9	181.7	45.8	45.2	44.7	44.8	180.5
Insurance policy benefits	(267.0)	(270.9)	(274.9)	(272.8)	(1,085.6)	(264.9)	(272.7)	(274.2)	(271.3)	(1,083.1)
Amortization and non-deferred commissions	(45.7)	(40.8)	(40.1)	(43.1)	(169.7)	(50.6)	(42.9)	(42.3)	(44.4)	(180.2)
Health margin	89.3	90.2	86.9	88.2	354.6	88.5	87.7	86.3	88.1	350.6
Life:
Insurance policy income	184.1	186.1	185.2	185.4	740.8	187.2	189.0	189.6	192.3	758.1
Net investment income (5) (7)	40.5	40.6	41.1	41.3	163.5	41.5	41.7	41.2	41.0	165.4
Insurance policy benefits	(132.1)	(125.2)	(117.9)	(122.2)	(497.4)	(130.8)	(126.2)	(121.4)	(135.2)	(513.6)
Interest credited (7)	(10.0)	(10.7)	(9.3)	(10.5)	(40.5)	(10.2)	(10.6)	(10.7)	(10.4)	(41.9)
Amortization and non-deferred commissions	(20.1)	(19.6)	(20.4)	(17.1)	(77.2)	(20.9)	(20.3)	(21.4)	(19.9)	(82.5)
Advertising expense	(14.1)	(14.0)	(14.0)	(14.8)	(56.9)	(16.7)	(15.0)	(16.1)	(14.5)	(62.3)
Life margin	48.3	57.2	64.7	62.1	232.3	50.1	58.6	61.2	53.3	223.2
Long-term care:
Insurance policy income	68.3	68.0	67.5	67.6	271.4	67.3	67.0	67.2	66.7	268.2
Net investment income (5)	36.2	35.6	33.5	34.7	140.0	35.2	36.1	36.7	36.8	144.8
Insurance policy benefits	(86.7)	(85.8)	(90.0)	(86.6)	(349.1)	(85.5)	(85.7)	(86.2)	(84.4)	(341.8)
Amortization and non-deferred commissions	(4.4)	(3.5)	(4.1)	(3.8)	(15.8)	(3.6)	(3.4)	(3.4)	(3.1)	(13.5)
Long-term care margin	13.4	14.3	6.9	11.9	46.5	13.4	14.0	14.3	16.0	57.7
Total insurance product margin	204.2	222.1	223.4	216.1	865.8	212.2	222.2	223.2	223.6	881.2
Allocated expenses:
Branch office expenses	(20.3)	(17.9)	(18.6)	(18.5)	(75.3)	(22.3)	(16.3)	(18.3)	(18.9)	(75.8)
Other allocated expenses	(104.8)	(112.0)	(107.7)	(121.3)	(445.8)	(113.6)	(118.9)	(113.0)	(121.7)	(467.2)
Income from insurance products (8)	79.1	92.2	97.1	76.3	344.7	76.3	87.0	91.9	83.0	338.2
Ceded long-term care block	12.0	5.4	2.1	—	19.5	—	—	—	—	—
Fee income	1.1	3.8	2.8	2.8	10.5	4.4	4.4	3.0	11.7	23.5
Investment income not allocated to product lines (9)	21.8	24.7	30.6	10.7	87.8	20.8	25.2	11.2	2.8	60.0
Expenses not allocated to product lines	(19.1)	(22.0)	(23.6)	(16.6)	(81.3)	(18.1)	(19.9)	(18.2)	2.8	(53.4)
Operating earnings before taxes	94.9	104.1	109.0	73.2	381.2	83.4	96.7	87.9	100.3	368.3
Income tax expense on operating income	(21.0)	(22.2)	(21.5)	(13.4)	(78.1)	(17.6)	(20.3)	(18.7)	(21.7)	(78.3)
Net operating income (10)	$73.9	$81.9	$87.5	$59.8	$303.1	$65.8	$76.4	$69.2	$78.6	$290.0

CNO FINANCIAL GROUP, INC.
Margin from Annuity Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Annuity margin (4):
Fixed index annuities
Insurance policy income	$2.9	$2.8	$2.8	$2.5	$11.0	$3.1	$2.8	$2.9	$2.8	$11.6
Net investment income (5) (6)	72.5	74.3	76.1	78.0	300.9	78.9	80.3	83.6	86.1	328.9
Insurance policy benefits	(12.0)	(3.8)	(1.2)	6.6	(10.4)	0.5	(0.5)	(1.1)	15.3	14.2
Interest credited (6)	(16.8)	(19.7)	(20.3)	(24.4)	(81.2)	(25.7)	(24.7)	(25.4)	(24.0)	(99.8)
Amortization and non-deferred commissions	(10.0)	(10.5)	(10.1)	(27.5)	(58.1)	(12.1)	(12.1)	(12.9)	(20.1)	(57.2)
Margin from fixed index annuities	$36.6	$43.1	$47.3	$35.2	$162.2	$44.7	$45.8	$47.1	$60.1	$197.7
Average policyholder liabilities	$5,860.0	$5,980.1	$6,148.8	$6,300.0	$6,072.2	$6,488.0	$6,746.9	$6,995.3	$7,207.5	$6,859.4
Margin/average policyholder liabilities (11)	2.50%	2.88%	3.08%	2.23%	2.67%	2.76%	2.72%	2.69%	3.34%	2.88%
Fixed interest annuities
Insurance policy income	$0.7	$0.6	$0.5	$0.4	$2.2	$0.5	$0.4	$0.4	$0.2	$1.5
Net investment income (5)	36.6	35.7	35.4	35.0	142.7	33.5	32.0	30.9	29.6	126.0
Insurance policy benefits	(0.2)	(0.4)	(0.2)	(0.5)	(1.3)	(0.1)	(0.1)	—	(0.2)	(0.4)
Interest credited	(18.2)	(17.9)	(17.5)	(17.2)	(70.8)	(16.4)	(16.0)	(15.7)	(15.2)	(63.3)
Amortization and non-deferred commissions	(3.4)	(3.5)	(3.4)	0.1	(10.2)	(3.0)	(3.0)	(3.2)	(9.2)	(18.4)
Margin from fixed interest annuities	$15.5	$14.5	$14.8	$17.8	$62.6	$14.5	$13.3	$12.4	$5.2	$45.4
Average policyholder liabilities	$2,812.6	$2,726.9	$2,642.8	$2,559.8	$2,685.5	$2,475.3	$2,393.3	$2,316.4	$2,252.0	$2,359.3
Margin/average policyholder liabilities (11)	2.20%	2.13%	2.24%	2.78%	2.33%	2.34%	2.22%	2.14%	0.92%	1.92%
Other annuities
Insurance policy income	$1.5	$1.6	$1.3	$2.3	$6.7	$3.0	$1.0	$1.8	$2.2	$8.0
Net investment income (5)	7.8	7.6	7.6	7.5	30.5	7.4	7.2	7.2	7.3	29.1
Insurance policy benefits	(7.2)	(5.3)	(5.1)	(7.8)	(25.4)	(8.3)	(4.5)	(6.2)	(7.6)	(26.6)
Interest credited	(0.9)	(0.9)	(0.9)	(0.9)	(3.6)	(1.1)	(0.9)	(0.9)	(0.9)	(3.8)
Amortization and non-deferred commissions	(0.1)	(0.2)	(0.1)	(0.2)	(0.6)	—	—	—	(0.1)	(0.1)
Margin from other annuities	$1.1	$2.8	$2.8	$0.9	$7.6	$1.0	$2.8	$1.9	$0.9	$6.6
Average policyholder liabilities	$571.6	$560.4	$552.7	$546.6	$557.8	$554.5	$543.2	$538.5	$534.4	$540.2
Margin/average policyholder liabilities (11)	0.77%	2.00%	2.03%	0.66%	1.36%	0.73%	2.06%	1.41%	0.67%	1.22%
Total annuity margin	$53.2	$60.4	$64.9	$53.9	$232.4	$60.2	$61.9	$61.4	$66.2	$249.7
Average policyholder liabilities	$9,244.2	$9,267.4	$9,344.3	$9,406.4	$9,315.5	$9,517.8	$9,683.4	$9,850.2	$9,993.9	$9,758.9
Margin/average policyholder liabilities (11)	2.30%	2.61%	2.78%	2.29%	2.49%	2.53%	2.56%	2.49%	2.65%	2.56%

CNO FINANCIAL GROUP, INC.
Margin from Health Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Health margin (4):
Supplemental health
Insurance policy income	$158.7	$159.2	$159.8	$163.5	$641.2	$163.2	$164.4	$165.3	$167.5	$660.4
Net investment income (5)	41.0	41.5	41.7	42.0	166.2	41.9	41.3	41.0	41.1	165.3
Insurance policy benefits	(121.6)	(125.3)	(126.8)	(123.6)	(497.3)	(123.1)	(128.9)	(128.2)	(126.9)	(507.1)
Amortization and non-deferred commissions	(23.3)	(24.3)	(24.5)	(25.9)	(98.0)	(27.6)	(27.8)	(27.6)	(28.3)	(111.3)
Margin from supplemental health	$54.8	$51.1	$50.2	$56.0	$212.1	$54.4	$49.0	$50.5	$53.4	$207.3
Margin/insurance policy income	35%	32%	31%	34%	33%	33%	30%	31%	32%	31%
Medicare supplement
Insurance policy income	$198.3	$197.4	$196.6	$194.7	$787.0	$195.0	$193.7	$192.8	$191.5	$773.0
Net investment income (5)	4.0	3.8	3.8	3.9	15.5	3.9	3.9	3.7	3.7	15.2
Insurance policy benefits	(145.4)	(145.6)	(148.1)	(149.2)	(588.3)	(141.8)	(143.8)	(146.0)	(144.4)	(576.0)
Amortization and non-deferred commissions	(22.4)	(16.5)	(15.6)	(17.2)	(71.7)	(23.0)	(15.1)	(14.7)	(16.1)	(68.9)
Margin from Medicare supplement	$34.5	$39.1	$36.7	$32.2	$142.5	$34.1	$38.7	$35.8	$34.7	$143.3
Margin/insurance policy income	17%	20%	19%	17%	18%	17%	20%	19%	18%	19%
Total health margin	$89.3	$90.2	$86.9	$88.2	$354.6	$88.5	$87.7	$86.3	$88.1	$350.6
Margin/insurance policy income	25%	25%	24%	25%	25%	25%	24%	24%	25%	24%

CNO FINANCIAL GROUP, INC.
Margin from Life Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Life margin (4):
Interest sensitive life
Insurance policy income	$34.0	$34.6	$34.9	$35.6	$139.1	$36.2	$37.3	$37.1	$38.0	$148.6
Net investment income (5) (7)	13.5	13.5	13.8	13.8	54.6	13.9	14.1	14.0	14.1	56.1
Insurance policy benefits	(14.6)	(14.3)	(12.6)	(14.3)	(55.8)	(15.9)	(14.9)	(13.6)	(23.2)	(67.6)
Interest credited (7)	(9.8)	(10.5)	(9.1)	(10.3)	(39.7)	(10.0)	(10.4)	(10.5)	(10.2)	(41.1)
Amortization and non-deferred commissions	(6.2)	(6.3)	(6.7)	(2.7)	(21.9)	(7.0)	(7.1)	(6.7)	(5.0)	(25.8)
Margin from interest sensitive life	$16.9	$17.0	$20.3	$22.1	$76.3	$17.2	$19.0	$20.3	$13.7	$70.2
Average policyholder liabilities	$973.3	$986.1	$1,002.2	$1,010.4	$993.0	$1,018.9	$1,035.0	$1,049.2	$1,071.2	$1,043.6
Interest margin	$3.7	$3.0	$4.7	$3.5	$14.9	$3.9	$3.7	$3.5	$3.9	$15.0
Interest margin/average policyholder liabilities	1.52%	1.22%	1.88%	1.39%	1.50%	1.53%	1.43%	1.33%	1.46%	1.44%
Underwriting margin	$13.2	$14.0	$15.6	$18.6	$61.4	$13.3	$15.3	$16.8	$9.8	$55.2
Underwriting margin/insurance policy income	39%	40%	45%	52%	44%	37%	41%	45%	26%	37%
Traditional life
Insurance policy income	$150.1	$151.5	$150.3	$149.8	$601.7	$151.0	$151.7	$152.5	$154.3	$609.5
Net investment income (5)	27.0	27.1	27.3	27.5	108.9	27.6	27.6	27.2	26.9	109.3
Insurance policy benefits	(117.5)	(110.9)	(105.3)	(107.9)	(441.6)	(114.9)	(111.3)	(107.8)	(112.0)	(446.0)
Interest credited	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)	(0.2)	(0.2)	(0.2)	(0.2)	(0.8)
Amortization and non-deferred commissions	(13.9)	(13.3)	(13.7)	(14.4)	(55.3)	(13.9)	(13.2)	(14.7)	(14.9)	(56.7)
Advertising expense	(14.1)	(14.0)	(14.0)	(14.8)	(56.9)	(16.7)	(15.0)	(16.1)	(14.5)	(62.3)
Margin from traditional life	$31.4	$40.2	$44.4	$40.0	$156.0	$32.9	$39.6	$40.9	$39.6	$153.0
Margin/insurance policy income	21%	26%	30%	27%	26%	22%	26%	27%	26%	25%
Total life margin	$48.3	$57.2	$64.7	$62.1	$232.3	$50.1	$58.6	$61.2	$53.3	$223.2

CNO FINANCIAL GROUP, INC.
Margin from Long-Term Care Products
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Long-term care margin (4):
Insurance policy income	$68.3	$68.0	$67.5	$67.6	$271.4	$67.3	$67.0	$67.2	$66.7	$268.2
Net investment income (5)	36.2	35.6	33.5	34.7	140.0	35.2	36.1	36.7	36.8	144.8
Insurance policy benefits	(86.7)	(85.8)	(90.0)	(86.6)	(349.1)	(85.5)	(85.7)	(86.2)	(84.4)	(341.8)
Amortization and non-deferred commissions	(4.4)	(3.5)	(4.1)	(3.8)	(15.8)	(3.6)	(3.4)	(3.4)	(3.1)	(13.5)
Margin from long-term care	$13.4	$14.3	$6.9	$11.9	$46.5	$13.4	$14.0	$14.3	$16.0	$57.7
Margin/insurance policy income	20%	21%	10%	18%	17%	20%	21%	21%	24%	22%

CNO FINANCIAL GROUP, INC.
Collected Premiums From Annuity and Interest Sensitive Life Products
and Insurance Policy Income
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Collected premiums from annuity and interest- sensitive life products:
Annuities	$251.8	$287.4	$270.8	$354.5	$1,164.5	$315.7	$341.2	$325.2	$324.3	$1,306.4
Interest-sensitive life	46.0	49.5	48.0	49.6	193.1	47.5	51.9	51.1	50.8	201.3
Total collected premiums from annuity and interest-sensitive life products	$297.8	$336.9	$318.8	$404.1	$1,357.6	$363.2	$393.1	$376.3	$375.1	$1,507.7

Insurance policy income:
Annuity products
Fixed index annuities	$2.9	$2.8	$2.8	$2.5	$11.0	$3.1	$2.8	$2.9	$2.8	$11.6
Fixed interest annuities	0.7	0.6	0.5	0.4	2.2	0.5	0.4	0.4	0.2	1.5
Other annuities	1.5	1.6	1.3	2.3	6.7	3.0	1.0	1.8	2.2	8.0
Total annuity insurance policy income	5.1	$5.0	4.6	5.2	19.9	6.6	4.2	5.1	5.2	21.1
Health products
Supplemental health	158.7	159.2	159.8	163.5	641.2	163.2	164.4	165.3	167.5	660.4
Medicare supplement	198.3	197.4	196.6	194.7	787.0	195.0	193.7	192.8	191.5	773.0
Total health insurance policy income	357.0	356.6	356.4	358.2	1,428.2	358.2	358.1	358.1	359.0	1,433.4
Life products
Interest-sensitive life	34.0	34.6	34.9	35.6	139.1	36.2	37.3	37.1	38.0	148.6
Traditional life	150.1	151.5	150.3	149.8	601.7	151.0	151.7	152.5	154.3	609.5
Total life insurance policy income	184.1	186.1	185.2	185.4	740.8	187.2	189.0	189.6	192.3	758.1
Long-term care (a)	68.3	68.0	67.5	67.6	271.4	67.3	67.0	67.2	66.7	268.2
Total insurance policy income	$614.5	$615.7	$613.7	$616.4	$2,460.3	$619.3	$618.3	$620.0	$623.2	$2,480.8

___________________
(a) Excludes insurance policy income related to the long-term care business that was ceded in the third quarter of 2018.

CNO FINANCIAL GROUP, INC.
Health and Life
New Annualized Premiums ("NAP")
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Consumer Division
Health products:
Supplemental health	$15.4	$15.9	$15.0	$16.1	$62.4	$13.2	$14.4	$15.1	$25.7	$68.4
Medicare supplement	12.9	14.3	13.9	17.9	59.0	12.4	14.5	14.2	17.2	58.3
Total Consumer Division Health NAP	28.3	30.2	28.9	34.0	121.4	25.6	28.9	29.3	42.9	126.7
Life Products:
Interest sensitive life	6.4	7.1	6.3	5.9	25.7	4.9	7.0	5.7	5.5	23.1
Traditional life	28.8	27.9	28.7	26.5	111.9	31.7	29.8	29.0	25.1	115.6
Total Consumer Division Life NAP	35.2	35.0	35.0	32.4	137.6	36.6	36.8	34.7	30.6	138.7
Long-term care	5.0	5.3	6.5	7.4	24.2	5.8	6.4	6.4	8.0	26.6
Total Consumer Division Health and Life NAP	$68.5	$70.5	$70.4	$73.8	$283.2	$68.0	$72.1	$70.4	$81.5	$292.0
Worksite Division
Health products:
Supplemental health	$7.9	$9.4	$8.9	$11.9	$38.1	$8.7	$10.5	$11.0	$11.8	$42.0
Life Products:
Interest sensitive life	1.7	1.9	2.4	3.9	9.9	3.1	2.6	2.6	4.3	12.6
Total Worksite Division Health and Life NAP	$9.6	$11.3	$11.3	$15.8	$48.0	$11.8	$13.1	$13.6	$16.1	$54.6
Total NAP (both divisions)
Health products:
Supplemental health	$23.3	$25.3	$23.9	$28.0	$100.5	$21.9	$24.9	$26.1	$37.5	$110.4
Medicare supplement	12.9	14.3	13.9	17.9	59.0	12.4	14.5	14.2	17.2	58.3
Total health NAP	36.2	39.6	37.8	45.9	159.5	34.3	39.4	40.3	54.7	168.7
Life products:
Interest sensitive life	8.1	9.0	8.7	9.8	35.6	8.0	9.6	8.3	9.8	35.7
Traditional life	28.8	27.9	28.7	26.5	111.9	31.7	29.8	29.0	25.1	115.6
Total life NAP	36.9	36.9	37.4	36.3	147.5	39.7	39.4	37.3	34.9	151.3
Long-term care	5.0	5.3	6.5	7.4	24.2	5.8	6.4	6.4	8.0	26.6
Total NAP	$78.1	$81.8	$81.7	$89.6	$331.2	$79.8	$85.2	$84.0	$97.6	$346.6

CNO FINANCIAL GROUP, INC.
Computation of Weighted Average Shares Outstanding
(Shares in thousands)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018 (a)	2018	2018 (b)	2019	2019	2019	2019	2019
Basic
Shares outstanding, beginning of period	166,857.9	167,354.3	164,433.1	164,634.4	166,857.9	162,201.7	159,955.2	156,768.0	152,183.5	162,201.7
Weighted average shares issued during the period:
Shares repurchased	—	(1,300.5)	—	(549.2)	(1,961.5)	(1,485.6)	(1,238.1)	(2,585.5)	(2,157.3)	(6,906.9)
Amounts related to employee benefit plans	307.6	66.7	119.7	35.6	813.8	320.9	127.3	76.6	114.9	974.0
Shares withheld for the payment of the exercise price and taxes related to employee benefit plans	(105.9)	(22.0)	(1.4)	(2.7)	(253.3)	(88.7)	(28.3)	(2.1)	(2.8)	(228.9)
Weighted average basic shares outstanding during the period	167,059.6	166,098.5	164,551.4	164,118.1	165,456.9	160,948.3	158,816.1	154,257.0	150,138.3	156,039.9
Basic shares outstanding, end of period	167,354.3	164,433.1	164,634.4	162,201.7	162,201.7	159,955.2	156,768.0	152,183.5	148,084.2	148,084.2
Diluted
Weighted average basic shares outstanding	167,059.6	166,098.5	164,551.4	164,118.1	165,456.9	160,948.3	158,816.1	154,257.0	150,138.3	156,039.9
Common stock equivalent shares related to:
Employee benefit plans	2,617.8	1,879.5	—	1,771.7	—	1,240.7	918.7	1,002.7	1,268.8	1,107.7
Weighted average diluted shares outstanding during the period	169,677.4	167,978.0	164,551.4	165,889.8	165,456.9	162,189.0	159,734.8	155,259.7	151,407.1	157,147.6
Diluted shares outstanding, end of period	169,705.4	165,971.0	166,823.4	163,593.2	163,593.2	161,123.2	157,662.5	153,242.8	149,580.7	149,580.7

(a) Equivalent common shares of 2,145.7 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 3Q18.

(a) Equivalent common shares of 2,103.7 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 2018.

CNO FINANCIAL GROUP, INC.
Average Liabilities for Insurance Products, Net of Reinsurance Ceded
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019

Fixed index annuities	$5,860.0	$5,980.1	$6,148.8	$6,300.0	$6,072.2	$6,488.0	$6,746.9	$6,995.3	$7,207.5	$6,859.4
Fixed interest annuities	2,812.6	2,726.9	2,642.8	2,559.8	2,685.5	2,475.3	2,393.3	2,316.4	2,252.0	2,359.3
Other annuities	571.6	560.4	552.7	546.6	557.8	554.5	543.2	538.5	534.4	540.2
Health:
Supplemental health	3,138.4	3,174.4	3,211.3	3,246.4	3,192.6	3,280.9	3,317.3	3,352.0	3,386.2	3,334.1
Long-term care	5,619.6	5,493.9	5,468.2	2,480.6	4,765.6	2,513.6	2,562.9	2,612.1	2,643.5	2,583.0
Medicare supplement	352.0	337.7	332.1	338.2	340.0	339.8	330.6	325.0	331.5	331.7
Life:
Interest sensitive	973.3	986.1	1,002.2	1,010.4	993.0	1,018.9	1,035.0	1,049.2	1,071.2	1,043.6
Traditional	2,085.8	2,097.7	2,116.4	2,136.3	2,109.1	2,149.8	2,168.9	2,179.6	2,203.3	2,177.9
Total average liabilities for insurance products, net of reinsurance ceded	$21,413.3	$21,357.2	$21,474.5	$18,618.3	$20,715.8	$18,820.8	$19,098.1	$19,368.1	$19,629.6	$19,229.2

CNO FINANCIAL GROUP, INC.
Annuities - Account Value Rollforwards
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019

Fixed index annuities
Balance as of the beginning of the period	$5,694.7	$5,825.7	$6,008.8	$6,194.4	$5,694.7	$6,433.9	$6,594.7	$6,787.5	$6,956.9	$6,433.9
Gross deposits	235.7	274.2	260.5	342.9	1,113.3	300.1	325.4	311.1	305.2	1,241.8
Withdrawals	(149.2)	(139.4)	(131.1)	(145.7)	(565.4)	(156.9)	(156.5)	(154.1)	(179.8)	(647.3)
Returns reinvested	44.5	48.3	56.2	42.3	191.3	17.6	23.9	12.4	50.8	104.7
Balance as of the end of the period	$5,825.7	$6,008.8	$6,194.4	$6,433.9	$6,433.9	$6,594.7	$6,787.5	$6,956.9	$7,133.1	$7,133.1

Fixed interest annuities
Balance as of the beginning of the period	$2,846.8	$2,763.6	$2,675.3	$2,594.4	$2,846.8	$2,509.3	$2,425.8	$2,345.2	$2,273.0	$2,509.3
Gross deposits	14.3	10.8	9.2	9.4	43.7	13.6	14.3	11.8	17.1	56.8
Withdrawals	(116.1)	(117.3)	(107.6)	(111.6)	(452.6)	(113.4)	(110.9)	(99.8)	(88.0)	(412.1)
Returns reinvested	18.6	18.2	17.5	17.1	71.4	16.3	16.0	15.8	15.4	63.5
Balance as of the end of the period	$2,763.6	$2,675.3	$2,594.4	$2,509.3	$2,509.3	$2,425.8	$2,345.2	$2,273.0	$2,217.5	$2,217.5

Total annuities
Balance as of the beginning of the period	$8,541.5	$8,589.3	$8,684.1	$8,788.8	$8,541.5	$8,943.2	$9,020.5	$9,132.7	$9,229.9	$8,943.2
Gross deposits	250.0	285.0	269.7	352.3	1,157.0	313.7	339.7	322.9	322.3	1,298.6
Withdrawals	(265.3)	(256.7)	(238.7)	(257.3)	(1,018.0)	(270.3)	(267.4)	(253.9)	(267.8)	(1,059.4)
Returns reinvested	63.1	66.5	73.7	59.4	262.7	33.9	39.9	28.2	66.2	168.2
Balance as of the end of the period	$8,589.3	$8,684.1	$8,788.8	$8,943.2	$8,943.2	$9,020.5	$9,132.7	$9,229.9	$9,350.6	$9,350.6

CNO FINANCIAL GROUP, INC.
Statutory Information - Consolidated Basis (12)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019 (a)(b)	2019 (b)

Net gain (loss) from operations before interest expense and federal income taxes	$65.1	$80.5	$(491.1)	$21.4	$(324.1)	$97.8	$86.0	$62.1	$66.2	$312.1
Interest expense on surplus debentures held by parent company	12.0	12.2	21.7	12.3	58.2	12.6	12.3	22.7	12.3	59.9
Net gain (loss) from operations before federal income taxes	53.1	68.3	(512.8)	9.1	(382.3)	85.2	73.7	39.4	53.9	252.2
Federal income tax expense (benefit)	1.6	(2.5)	(23.9)	(20.4)	(45.2)	1.9	(5.4)	(4.5)	(47.8)	(55.8)
Net gain (loss) from operations before net realized capital gains (losses)	51.5	70.8	(488.9)	29.5	(337.1)	83.3	79.1	43.9	101.7	308.0
Net realized capital gains (losses)	3.7	2.7	41.3	(3.9)	43.8	(9.9)	(3.6)	(0.1)	(3.0)	(16.6)
Net income (loss)	$55.2	$73.5	$(447.6)	$25.6	$(293.3)	$73.4	$75.5	$43.8	$98.7	$291.4

Capital and surplus	$1,918.9	$1,952.0	$1,781.6	$1,652.8	$1,652.8	$1,717.4	$1,698.5	$1,695.3	$1,696.6	$1,696.6
Asset valuation reserve (AVR)	264.7	258.4	283.6	233.3	233.3	248.0	254.5	261.0	295.9	295.9
Capital, surplus and AVR	2,183.6	2,210.4	2,065.2	1,886.1	1,886.1	1,965.4	1,953.0	1,956.3	1,992.5	1,992.5
Interest maintenance reserve (IMR)	479.4	492.0	439.8	425.0	425.0	418.3	415.4	415.1	420.1	420.1
Total statutory capital, surplus, AVR & IMR	$2,663.0	$2,702.4	$2,505.0	$2,311.1	$2,311.1	$2,383.7	$2,368.4	$2,371.4	$2,412.6	$2,412.6

Risk-based capital ratio	427%	444%	452%	393%	393%	416%	409%	405%	408%	408%

(a)  Such amounts are preliminary as the statutory basis financial statements of our insurance subsidiaries for 4Q19 will be filed with the respective insurance regulators on or about February 28, 2020.

(b) The federal income tax benefit recognized in such periods reflects a $46.0 million tax sharing payment due from the holding company that will be returned to the holding company in the form of a dividend. There is no capital and surplus impact related to these transactions.

CNO FINANCIAL GROUP, INC.
Investment Income Not Allocated to Product Lines (9)
(Dollars in millions)
(Unaudited)

	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018	2019	2019	2019	2019	2019
Net investment income	$341.9	$363.9	$417.8	$182.6	$1,306.2	$355.8	$334.5	$299.5	$373.1	$1,362.9
Amount allocated to the long-term care block ceded in the third quarter of 2018	(46.8)	(46.3)	(45.4)	—	(138.5)	—	—	—	—	—
Adjusted net investment income	295.1	317.6	372.4	182.6	1,167.7	355.8	334.5	299.5	373.1	1,362.9
Allocations to product lines										—
Annuity - investment income	(116.9)	(117.6)	(119.1)	(120.5)	(474.1)	(119.8)	(119.5)	(121.7)	(123.0)	(484.0)
Annuity - equity returns credited to policyholders	4.2	(10.3)	(52.2)	97.5	39.2	(37.9)	(20.2)	(3.0)	(74.0)	(135.1)
Health	(45.0)	(45.3)	(45.5)	(45.9)	(181.7)	(45.8)	(45.2)	(44.7)	(44.8)	(180.5)
Life - investment income	(40.5)	(40.6)	(41.1)	(41.3)	(163.5)	(41.5)	(41.7)	(41.2)	(41.0)	(165.4)
Life - equity returns credited to policyholders	0.8	(1.9)	(6.3)	13.1	5.7	(5.7)	(2.9)	(0.6)	(9.4)	(18.6)
Long-term care	(36.2)	(35.6)	(33.5)	(34.7)	(140.0)	(35.2)	(36.1)	(36.7)	(36.8)	(144.8)
Total	(233.6)	(251.3)	(297.7)	(131.8)	(914.4)	(285.9)	(265.6)	(247.9)	(329.0)	(1,128.4)
Amount related to variable interest entities and other non-operating items	(18.0)	(16.4)	(17.8)	(19.7)	(71.9)	(19.2)	(16.0)	(13.7)	(12.7)	(61.6)
Interest expense on debt	(11.9)	(11.9)	(12.1)	(12.1)	(48.0)	(12.1)	(12.6)	(13.9)	(13.8)	(52.4)
Interest expense on investment borrowings	(8.5)	(10.6)	(11.2)	(11.6)	(41.9)	(12.4)	(12.3)	(11.4)	(10.1)	(46.2)
Other adjustments	(1.3)	(2.7)	(3.0)	3.3	(3.7)	(5.4)	(2.8)	(1.4)	(4.7)	(14.3)
Total adjustments	(39.7)	(41.6)	(44.1)	(40.1)	(165.5)	(49.1)	(43.7)	(40.4)	(41.3)	(174.5)
Investment income not allocated to product lines	$21.8	$24.7	$30.6	$10.7	$87.8	$20.8	$25.2	$11.2	$2.8	$60.0

CNO FINANCIAL GROUP, INC.
4Q19 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 4Q19 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	December 31, 2019
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$66.2	$0.3	(a)	$66.5
Health margin	88.1	—		88.1
Life margin	53.3	9.7	(a)	63.0
Long-term care margin	16.0	—		16.0
Total insurance product margin	223.6	10.0		233.6
Allocated expenses	(140.6)	—		(140.6)
Income from insurance products (5)	83.0	10.0		93.0
Fee income	11.7	—		11.7
Investment income not allocated to product lines (8)	2.8	—		2.8
Expenses not allocated to product lines	2.8	(20.0)	(b)	(17.2)
Operating earnings before taxes	100.3	(10.0)		90.3
Income tax expense on operating income	(21.7)	2.1		(19.6)
Net operating income (9)	$78.6	$(7.9)		$70.7

Net operating income per diluted share	$0.52	$(0.05)		$0.47
___________

(a)	Adjustments arising from our comprehensive annual actuarial review of assumptions.

(b)	$20.0 million of the net favorable impact from legal and regulatory matters.

CNO FINANCIAL GROUP, INC.
4Q18 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 4Q18 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	December 31, 2018
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$53.9	$3.1	(a)	$57.0
Health margin	88.2	—		88.2
Life margin	62.1	(2.2)	(a)	59.9
Long-term care margin	11.9	—		11.9
Total insurance product margin	216.1	0.9		217.0
Allocated expenses	(139.8)	—		(139.8)
Income from insurance products (5)	76.3	0.9		77.2
Fee income	2.8	—		2.8
Investment income not allocated to product lines (8)	10.7	14.4	(b)	25.1
Expenses not allocated to product lines	(16.6)	—		(16.6)
Operating earnings before taxes	73.2	15.3		88.5
Income tax expense on operating income	(13.4)	(0.2)		(13.6)
Net operating income (9)	$59.8	$15.1		$74.9

Net operating income per diluted share	$0.36	$0.09		$0.45

___________

(a)	Adjustments arising from our comprehensive annual actuarial review of assumptions.

(b)
$14.4 million unfavorable impact of current market conditions on the value of investments backing our Company-owned life insurance (COLI) used as a vehicle to fund an agent deferred compensation plan. Changes in the value of COLI investments are not subject to income taxes.

CNO FINANCIAL GROUP, INC.
1Q18 Significant Items
(Dollars in millions, except per share amounts)
(Unaudited)

The table below summarizes the financial impact of significant items on our 1Q18 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results.

	Three months ended
	March 31, 2018
	Actual results	Significant items		Excluding significant items
Insurance product margin (4)
Annuity margin	$53.2	$1.1	(a)	$54.3
Health margin	89.3	—		89.3
Life margin	48.3	—		48.3
Long-term care margin	13.4	(0.8)	(b)	12.6
Total insurance product margin	204.2	0.3		204.5
Allocated expenses	(125.1)	—		(125.1)
Income from insurance products (5)	79.1	0.3		79.4
Ceded long-term care block	12.0	(1.5)	(c)	10.5
Fee income	1.1	—		1.1
Investment income not allocated to product lines (8)	21.8	—		21.8
Expenses not allocated to product lines	(19.1)	—		(19.1)
Operating earnings before taxes	94.9	(1.2)		93.7
Income tax expense on operating income	(21.0)	0.3		(20.7)
Net operating income (9)	$73.9	$(0.9)		$73.0

Net operating income per diluted share	$0.44	$(0.01)		$0.43

___________

(a)	The annuity margin was impacted by a $1.1 million out-of-period adjustment which increased reserves on a closed block of payout annuities.

(b)
The long-term care margin included the $0.8 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.

(c)
The ceded long-term care block included the $1.5 million release of long-term care reserves (net of the reduction in insurance intangibles) due to the impact of policyholder actions following rate increases.

Notes

(1)
Excludes accumulated other comprehensive income. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

(2)	Shareholders' equity divided by common shares outstanding.

(3)
Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised and restricted stock and performance units were vested. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period.

(4)
Insurance margin is management’s measure of profitability of its annuity, health, life and long-term care product lines’ performance and consists of premiums plus allocated investment income less insurance policy benefits, interest credited, commissions, advertising expense and amortization of acquisition costs. Income from insurance products is the sum of the insurance margins of the annuity, health, life and long-term care product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.

(5)
Investment income is allocated to the product lines using the book yield of investments backing the block of business, which is applied to the average insurance liabilities for the block in each period.

(6)
Excludes the change in market values of the underlying options supporting the fixed index annuity products and corresponding amount credited to policyholder account balances. Such amounts were $(4.2) million, $10.6 million, $52.2 million, $(97.5) million, $37.9 million, $20.1 million, $3.1 million and $74.0 million in 1Q18, 2Q18, 3Q18, 4Q18, 1Q19, 2Q19, 3Q19 and 4Q19, respectively.

(7)
Excludes the change in market values of the underlying options supporting the fixed index life products and corresponding amount credited to policyholder account balances. Such amounts were $(.8) million, $1.9 million, $6.3 million, $(13.2) million, $5.7 million, $2.9 million, $.6 million and $9.3 million in 1Q18, 2Q18, 3Q18, 4Q18, 1Q19, 2Q19, 3Q19 and 4Q19, respectively.

(8)
Income from insurance products is the sum of the insurance margins of the annuity, health, life and long-term care product lines, less expenses allocated to the insurance lines. It excludes the income from our fee income business, net expenses not allocated to product lines (primarily holding company expenses) and income taxes. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Income from insurance products, a non-GAAP measure, is a component of net operating income, which is reconciled to net income on page 5 of this Quarterly Financial Supplement.

(9)
Investment income not allocated to product lines represents net investment income less the investment income allocated to our product lines and the interest expense on debt. Investment income not allocated to product lines includes investment income on investments in excess of average insurance liabilities, investments held by our holding companies, the spread we earn from the Federal Home Loan Bank investment borrowing program and variable components of investment income (including call and prepayment income, adjustments to returns on structured securities due to cash flow changes, income from company-owned life insurance ("COLI") and variations in income from alternative investments), net of interest expense.

(10)
Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales and impairments, net of related amortization and taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, net of related amortization and taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss related to reinsurance transaction, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“Net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals.

(11)	Margin/average policyholder liabilities for quarterly periods is calculated by annualizing the quarters' margin divided by the average policyholder liabilities.

(12)
Based on statutory accounting practices prescribed or permitted by regulatory authorities for CNO Financial's insurance subsidiaries after appropriate elimination of intercompany accounts among such subsidiaries. Such accounting practices differ from GAAP.

(13)	The earnings of the long-term care block that was ceded in September 2018 are comprised of the following (dollars in millions):

	1Q	2Q	3Q	4Q	YTD
	2018	2018	2018	2018	2018
Insurance policy income	$45.3	$44.2	$43.2	$—	$132.7
Net investment income related to general account assets	46.8	46.3	45.4	—	138.5
Total revenues	92.1	90.5	88.6	—	271.2
Insurance policy benefits	71.5	75.7	79.3	—	226.5
Amortization related to operations	2.6	2.3	2.1	—	7.0
Other operating costs and expenses	6.0	7.1	5.1	—	18.2
Total benefits and expenses	80.1	85.1	86.5	—	251.7
Operating earnings before taxes related to ceded long-term care block	$12.0	$5.4	$2.1	$—	$19.5